                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                _______________


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  February 26, 1997




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


Delaware                             1-12898                             38-2011419
--------                              -------                             ----------
(State or other jurisdiction      (Commission File Number)                 (I.R.S. Employer
of incorporation)                                                       Identification No.)

27555 Farmington Road                                                    48334-3357
Farmington Hills, Michigan                                               ----------
--------------------------                                               (Zip Code)
(Address of principal
executive offices)




Registrant's telephone number, including area code:  (810) 488-7000


Total Pages:  7

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of February 25, 1997 for Series 1987-2 Distribution Reports as of March 1, 1997 for Series 1988-1 and 1988-2 and Distribution Reports as of February 20, 1997 for Series 1990-1.




                                        Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           SOURCE ONE MORTGAGE SERVICES CORPORATION
                                       (Registrant)




Date:  February 24, 1997   By:  Larry N. Ciofu
                              -------------------------------
                                Larry N. Ciofu
                                Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

        Distribution Date Statement for February  25, 1997

        COUPON     Principal      Number of     Interest        Interest
CLASS    RATE     Outstanding    Certificates   Accrued         Payable
-----  -------- ---------------- ----------- -------------- ----------------
2-A     0.0000%           $0.00      45,100          $0.00            $0.00

2-B     7.0000%           $0.00      18,000          $0.00            $0.00

2-C     7.0000%           $0.00      19,700          $0.00            $0.00

2-D     9.5500%     $384,000.00         384      $3,056.00        $3,056.00

2-E     9.9500%  $12,685,586.50       5,200    $105,184.65            $0.00
         ---------------- ----------- -------------- ---------------
          $13,069,586.50      88,384    $108,240.65        $3,056.00


Agency MBS Collections:
        Interest                                         $109,077.97
        Principal                                        $155,608.59
Investment Income                                            $356.47
Excess from previous month                                     23.67
                                                     ---------------
TOTAL AVAILABLE                                          $265,066.70

Due to Class 2-D INTEREST                                 ($3,056.00)
Due to Class 2-D REDEMPTION                             ($260,816.91)
Due to Class 2-D (rounded down to even $1,000)          ($260,000.00)
Excess in Collection Account                                ($816.91)
                                                     ---------------
Available for Expenses and Residual Payments               $1,193.79

Expenses Payable                                            ($313.21)

                                                     ---------------
Net Balance                                                  $880.58
                                                     ===============


Due to Residual Holders                                      $880.58

Amount Payable Per Individual
Residual Certificate (5% Denomination):                     $44.0290



                            Distribution Date Statement for February  25, 1997
            Interest                       Principal         Principal         Per $1,000
          Payable Per     Principal       Payable Per       Balance After      CTF After
CLASS     $1,000 CTF      Payable         $1,000 CTF     February  25, 1997   February  25, 1997
-----     ------------  --------------  ----------------  ------------------   ----------------
2-A         $0.000000                         $0.000000                              $0.000000

2-B         $0.000000                         $0.000000                              $0.000000

2-C         $0.000000                         $0.000000                              $0.000000

2-D         $7.958333     $260,000.00 **       -               $124,000.00       $1,000.000000

2-E         $0.000000         -                -            $12,790,771.15       $2,459.763683
                        -------------                     ----------------
                                $0.00                       $12,914,771.15
Ending Aggregate Agency MBS Balance:              $13,089,353.95

Excess in collection Act as of Jan 25                     $23.67
Accrual Distribution Amount:                         $105,184.65
Aggregate Cash Flow Value Decline:                   $155,608.59
Principal to Class 2-D Redemption                   ($260,000.00)
                                                ----------------
                                                         $816.91
Principal Distributable to Class 2-D                 $260,000.00
                                                ----------------
Aggregate Amount of Principal Distributable:         $260,816.91




                                                THE FIRST NATIONAL BANK OF CHICAGO,
                                                as Trustee
                                                Corporate Trust Division
                                                Suite 0126
                                                One First National Plaza
                                                Chicago, Illinois  60670
                                                (312)407-4660

                                                ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

                        Distribution Date Statement for
                                March  1, 1997


                                                                              Interest
       COUPON        Principal     Number of      Interest     Interest      Payable Per    Principal
Class   RATE        Outstanding   Certificates    Accrued       Payable      $1,000 CTF      Payable*
----- --------    --------------  ------------ ------------  ------------    -----------   -----------
  A    0.0000%             $0.00      38,510          $0.00         $0.00      $0.000000         $0.00

  B    8.0000%             $0.00      51,050          $0.00         $0.00      $0.000000         $0.00

  Z    9.9000%    $13,409,312.43      10,440    $110,626.83   $110,626.83     $10.596440   $248,251.80
                  --------------     -------    -----------   -----------                  -----------
                  $13,409,312.43     100,000    $110,626.83   $110,626.83                  $248,251.80


                                                                                                                 Principal Balance
                                                                         Principal           Principal           Per $1,000
                                                                         Payable Per        Balance After        CTF After
Class                                                                    $1,000 CTF         March 1, 1997        March 1, 1997
-------                                                                 ------------        -------------        ------------------
 A                                                                        $0.000000                  $0.00                 $0.000000

 B                                                                        $0.000000                  $0.00                 $0.000000

 Z                                                                       $23.778908         $13,161,060.63             $1,260.637991
                                                                                            --------------
                                                                                            $13,161,060.63



Agency MBS Collections:                         Ending Aggregate Agency MBS Balance:        $13,161,328.16
   Interest                     $111,746.55
   Principal                    $248,251.80        Accrual Distribution Amount:                                                $0.00
Investment Income                   $786.22        Aggregate Cash Flow Value Decline:                                    $248,251.80
                                -----------                                                                              -----------

TOTAL AVAILABLE                 $360,784.57        *Aggregate Amount of Principal Distributable:                         $248,251.80

Due to Certificateholders      ($358,878.63)
                                -----------
Available for Expenses
  and Residual Payments           $1,905.94

Expenses Payable                   ($323.97)

                                -----------
Net Balance                       $1,581.97
                                ===========                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                                                               as Trustee
Due to Residual Holders           $1,581.97                                    Corporate Trust Division
                                                                               Suite 0126
Amount Payable Per Individual                                                  One First National Plaza
Residual Certificate                                                           Chicago, Illinois  60670
(5% Denomination):                 $79.0985                                    (312)407-4660


                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
                        Distribution Date Statement for
                                March  1, 1997



          COUPON         Principal     Number of    Interest             Interest
Class      RATE         Outstanding   Certificates  Accrued              Payable
-----  ------------   --------------- ----------- ------------         ------------
 2-A     0.0000%               $0.00    39,750          $0.00                 $0.00

 2-B     7.0000%               $0.00    24,540          $0.00                 $0.00

 2-C     7.0000%               $0.00    10,930          $0.00                 $0.00

 2-D     7.0000%               $0.00    14,580          $0.00                 $0.00

 2-Z     9.4000%      $16,613,924.71    10,200    $130,142.41           $130,142.41
                      -------------- ---------   ------------           -----------
                      $16,613,924.71   100,000    $130,142.41           $130,142.41


                                                                     Principal Balance
   Interest                   Principal               Principal        Per $1,000
  Payable Per     Principal   Payable Per            Balance After      CTF After
  $1,000 CTF       Payable*   $1,000 CTF          March  1, 1997      March  1, 1997
 ------------    ----------   ----------        -----------------     ---------------
  $0.000000         $0.00    $0.000000                     $0.00         $0.000000

  $0.000000         $0.00    $0.000000                     $0.00         $0.000000

  $0.000000         $0.00    $0.000000                     $0.00         $0.000000

  $0.000000         $0.00    $0.000000                     $0.00         $0.000000

 $12.759060   $171,093.18   $16.773841            $16,442,831.53     $1,612.042307
              -----------                         --------------
              $171,093.18                         $16,442,831.53

           Ending Aggregate Agency MBS Balance:   $16,442,846.28


      Agency MBS Collections :
               Interest                                      $131,527.01
               Principal                                     $171,093.18
      Investment Income                                          $751.76
                                                         ---------------
      TOTAL AVAILABLE                                        $303,371.95

      Due to Certificateholders                             ($301,235.59)
                                                         ---------------
      Available for Expenses and Residual Payments             $2,136.36

      Expenses Payable                                          ($378.33)

      Net Balance                                              $1,758.03
                                                         ===============


      Due to Residual Holders                                  $1,758.03

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                   $87.9015

      Accrual Distribution Amount:                                            $0.00
      Aggregate Cash Flow Value Decline:                                $171,093.18
                                                                        -----------
      *Aggregate Amount of Principal Distributable:                     $171,093.18

      Principal Allocation:                       Class 2-A:                 0.0000%
                                                  Class 2-D:                 0.0000%

                                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                                  as Trustee
                                                  Corporate Trust Division
                                                  Suite 0126
                                                  One First National Plaza
                                                  Chicago, Illinois  60670
                                                  (312)407-4660


                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1



 Distribution Date Statement for February 20, 1997

                    UPPER TIER REMIC REGULAR CERTIFICATES

             COUPON         Principal         Number of      Interest         Interest
Class         RATE         Outstanding         Cert.         Accrued          Payable
---- -       --------     -------------      ----------     --------          --------
1-A           8.5000%          $0.00           15,250          $0.00           $0.00

1-B           9.0000%          $0.00           10,500          $0.00           $0.00

1-C           9.0000%          $0.00            6,500          $0.00           $0.00

1-D           9.0000%          $0.00           16,500          $0.00           $0.00

1-E           9.0000% $11,916,188.07           12,000     $89,371.41      $89,371.41

1-F           0.0000%          $0.00           18,500          $0.00           $0.00

1-G           0.0000%          $0.00           12,450          $0.00           $0.00

1-H           0.0000%          $0.00            4,850          $0.00           $0.00

1-I         259.5000%     $23,832.38              152      $5,153.75       $5,153.75
                      --------------          ---------     ----------     ----------
                      $11,940,020.45           96,702     $94,525.16      $94,525.16



             Interest                           Principal        Principal Balance     Principal Balance
            Payable Per   Principal             Payable Per           After              Per $1,000 CTF
  Class     1,000 CTF     Payable*              1,000 CTF       February  20, 1997     After February  20, 1997
  ----      ----------    ---------              --------       -------------------    ------------------------

  1-A        $0.000000         $0.00            $0.000000                   $0.00              $0.000000

  1-B        $0.000000         $0.00            $0.000000                   $0.00              $0.000000

  1-C        $0.000000         $0.00            $0.000000                   $0.00              $0.000000

  1-D        $0.000000         $0.00            $0.000000                   $0.00              $0.000000

  1-E        $7.447618   $287,622.67           $23.968556          $11,628,565.40            $969.047117

  1-F        $0.000000         $0.00            $0.000000                   $0.00              $0.000000

  1-G        $0.000000         $0.00            $0.000000                   $0.00              $0.000000

  1-H        $0.000000         $0.00            $0.000000                   $0.00              $0.000000

  1-I       $33.906250       $575.25            $3.784539              $23,257.13            $153.007434
            -----------   ----------                               --------------
                         $288,197.92                               $11,651,822.53






                     UPPER TIER REMIC REGULAR CERTIFICATES




      COUPON     Principal       Number of       Interest         Interest     Interest Payable Per
       RATE      Outstanding      Cert.          Accrued         Payable          $1,000 CTF
     ---------   -----------     ------------   ----------       -----------  ---------------------
       0.0000%   $0.00            3,298          $7.97            $7.97        $0.002417

                                                                               Principal Balance
                                       Principal         Principal Balance     Per $1,000
                    Principal          Payable Per           After             CTF After
                    Payable*           $1,000 CTF         February 20, 1997     February 20, 1997
                    ----------------  -------------      -----------------     -----------------
                   $0.00               $0.000000         $0.00                 $0.000000




                       LOWER TIER REMIC REGULAR INTERESTS

                                                                                     Principal
      COUPON         Principal           Number of       Interest      Principal     Balance After
Class  RATE         Outstanding       Certificates       Accrued       Payable*      February  20, 1997
---- --------- ---------------------- ---------------- ----------    -----------    -------------------
1-AS   9.5000%             $0.00         15,311             $0.00       $0.00            $0.00

1-BS   9.5000%             $0.00         10,521             $0.00       $0.00            $0.00

1-CS   9.5000%             $0.00          6,513             $0.00       $0.00            $0.00

1-DS   9.5000%             $0.00         16,533             $0.00       $0.00            $0.00

1-ES   9.5000%    $11,957,438.42         12,024        $94,663.05 $288,197.92   $11,669,240.50

1-FS   9.5000%             $0.00         30,950             $0.00       $0.00            $0.00

1-HS   9.5000%             $0.00          8,148             $0.00       $0.00            $0.00

                    ----------------  ----------      -----------   -----------  -------------
                  $11,957,438.42        100,000        $94,663.05 $288,197.92   $11,669,240.50

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
               DISTRIBUTION DATE STATEMENT FOR February  20, 1997



Agency MBS Collections :
         Interest                                      $  94,533.13
         Principal                                     $ 288,197.92
Investment Income                                      $     279.06
                                                       ------------
Lower Tier REMIC Collection Account                    $ 383,010.11
                                                       ------------
Upper Tier REMIC Collection Account                    $ 383,010.11

Aggregate Prin Payable to Holders of
Upper Tier REMIC Regular Certificate                  ($ 288,197.92)

Aggregate Interest Payable to Holders of
Upper Tier REMIC Regular Certificate                  ($  94,525.16)

Expenses Payable                                              $0.00



REMIC Taxes Payable                                           $0.00

ssss
Interest Payable to Class 1-R Certificate                    ($7.97)



Principal Payable to Class 1-R Certificate                    $0.00

Due to Class 1-RS Certificate                         ($     279.06)
                                                       ------------
Net Balance                                            $       0.00
                                                       ============






   Beginning Aggregate Agency MBS Balance :          $100,001,006.61
   Ending Aggregate Agency MBS Balance :             $ 11,652,828.96


    Aggregate Cash Flow Value Decline:               $    288,197.92
                                                     ---------------
    *Aggregate Amount of Principal Distributable:    $    288,197.92



    Principal Allocation:


    Aggregate Amount of Principal
    Distributable to Classes 1-D and 1-I:


    Class 1-E:               2.39685558%
    Class 1-I:               0.37845395%

    Aggregate Amount of Principal
    Distributable to Classes 1-G,1-H and 1-R :


    Class 1-R:               0.00000000%





    THE FIRST NATIONAL BANK OF CHICAGO,
    as Trustee
    Corporate Trust Division
    Suite 0126
    One First National Plaza
    Chicago, Illinois  60670
    (312)407-4660
